Exhibit 32.2

                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                               PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report of Nortia Capital Partners, Inc. (the "Company"), on Form 10-K for the period ending April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Hunziker, Chief Financial Officer of the Company, certify, to the best of my knowledge, Pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002,

       i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ ROBERT HUNZIKER
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Robert Hunziker, Chief Financial Officer

Date:	November 18, 2005